SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  December 8, 1999



                          BALDWIN PIANO & ORGAN COMPANY
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             (Exact name of registrant as specified in its charter)



             Delaware                     0-14903              31-1091812
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   (State or other jurisdiction       (Commission File        (IRS Employer
        of incorporation)                 Number)          Identification No.)


             4680 Parkway Drive, Mason, Ohio                   45040-5301
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        (Address of principal executive offices)               (Zip Code)



      Registrant's telephone number, including area code (513) 754-4500




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


            On December 8, 1999, Baldwin Piano & Organ Company, a Delaware corporation ("Baldwin"), executed a Stock Purchase Agreement with Deutsche Financial Services Corporation (the "Stock Purchase Agreement"). Pursuant to the Stock Purchase Agreement, Deutsche Financial Services Corporation has agreed to purchase for cash all of the outstanding stock of two subsidiaries of Baldwin that are engaged in the retail finance business, Keyboard Acceptance Corporation and Signature Leasing Company. The purchase price was determined by negotiations among the parties.


            On December 8, 1999, Baldwin issued a press release relating to the Stock Purchase Agreement ("Baldwin Press Release"). A copy of the Stock Purchase Agreement and the Baldwin Press Release are attached hereto as Exhibits 99.1 and
99.2 respectively, and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit 99.1 - Stock Purchase Agreement, dated December 8, 1999.

Exhibit 99.2 - Press Release of the Registrant, dated December 8, 1999.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              BALDWIN PIANO & ORGAN COMPANY
                                                      (Registrant)



Date        December 9, 1999                    /s/ Duane D. Kimble
      -----------------------------      -------------------------------
                                         Name: Duane D. Kimble
                                         Title: Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit 99.1 - Stock Purchase Agreement, dated December 8, 1999.

Exhibit 99.2 - Press release of the Registrant, dated December 8, 1999.